EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. 1350,

AS ADOPTED PURSUANT TOSECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of GrubHub Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended June 30, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Adam DeWitt, Chief Financial Officer and Treasurer of the Company, certify, as of the date hereof and solely for purposes of and pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that , to my knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

By:	/S/ Adam DeWitt
Adam DeWitt
Chief Financial Officer and Treasurer

Date: August 8, 2016